UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2007


                             NetScout Systems, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0000-26251                                         04-2837575
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(Commission File Number)                       (IRS Employer Identification No.)


310 Littleton Road, Westford, Massachusetts                  01886
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 (Address of Principal Executive Offices)                  (Zip Code)

                                 (978) 614-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

     On May 3, 2007, NetScout Systems, Inc. (the "Company") issued a press release regarding its financial results for the quarter and fiscal year ended March 31, 2007, its expectations of future performance and its intention to hold a conference call regarding these topics. The Company's press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Use of Non-GAAP Financial Information

Non-GAAP Financial Information

     To supplement the financial measures presented in the Company's press release in accordance with generally accepted accounting principles in the United States ("GAAP"), the Company also presented non-GAAP measures relating to operating margin and earnings per share, which figures were adjusted from amounts determined based on GAAP to exclude a charge related to certain payments to be made to Narendra Popat, a co-founder and former Chairman of the Company in connection with his retirement and advisory agreement with the Company. The non-GAAP financial measures appeared in the statements in the press release that the charge of $1.4 million or $0.03 per share related to Mr. Popat's agreement accounted for a five percentage point reduction in operating margin, and, excluding such charge, non-GAAP operating margin would have been 12% for the fourth quarter and non-GAAP earnings per diluted share would have been $0.26 per share for the full fiscal year 2007, representing growth of 43% year-over-year and exceeding full year guidance of 40% growth. The Company believes these non-GAAP financial measures will enhance the reader's overall understanding of the Company's current financial performance and the Company's prospects for the future. Presenting the GAAP measures on their own would not be indicative of the Company's core operating results and would not provide a meaningful comparison to prior periods. The Company gave significant weight to the fact that the charges related to Mr. Popat's retirement and advisory agreement were non-recurring in deciding to present such information. The Company relies on these non-GAAP financial measures generally in connection with evaluating and running its business operations, including managing sales efforts, measuring the attainment of the Company's internal financial goals, making compensation decisions and managing headcount requirements. The Company gave greater prominence in the release to the amounts determined based on GAAP. The presentation of this non-GAAP information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     The Company hereby furnishes the following exhibit:

     99.1 Press release dated May 3, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NETSCOUT SYSTEMS, INC.

                                   By: /s/ David P. Sommers
                                       --------------------
                                       David P. Sommers
                                       Chief Financial Officer and
                                       Senior Vice President, General Operations


     Date: May 3, 2007

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                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        ----------------------------------------------------------
99.1                  Press release dated May 3, 2007.